UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 14, 2013

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      CENTOR, INC.

(Name of Small Business issuer in its charter)

   Nevada                                                    000-52970

(State or other jurisdiction of               (Commission File No.)                 (IRS Employer  incorporation or organization)                                                                                               Identification Number)

                                                                   1801 Lee Rd, Ste 265

                                                              Winter Park, FL 32789

 (Address of principal executive offices)

                                                                      866-491-3128

                                                      (Registrant’s telephone number)

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Registered Public Accounting Firm

(i)   On March 14, 2013 Madsen and Associates CPA's. was dismissed as Centor, Inc. (the “Company”) independent registered public accounting firm.

(ii)  Madsen and Associates CPA's report on the Company’s financial statements for the fiscal years ended March 31, 2012 and March 31, 2011 contained an opinion on the uncertainty of the Company to continue as a going concern because of the Company’s need to raise additional working capital to service its debt and for its planned activity.

(iii)  Other than as disclosed in Item 4.01(a)(ii) Madsen and Associates CPA's report on the financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, disclaimer of opinion, modification, or qualification in accordance with 304(a)(1)(ii) of Regulation S-K.

(iv)  The Company’s Board of Directors approved the decision to change its independent registered public accounting firm.

(v)  During the fiscal years ended March 31, 2012 and March 31, 2011, and the subsequent interim periods and further through the date of dismissal of, there have been no disagreements with Madsen and Associates CPA's on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report on the Company’s financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

(vi)  During the fiscal years ended March 31, 2012 and March 31, 2011, and further through the date of dismissal of Madsen and Associates CPA's , Madsen and Associates CPA's  did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vii) The Company Dismissed Madsen and Associates CPA's due to a change in the Company's Management

(b)	Engagement of New Independent Registered Public Accounting Firm

On March 14, 2013 the Company engaged (“De Joya, Griffiths and Company) as our new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2013 and March 31, 2012. During the past two fiscal years and the subsequent interim periods preceding the engagement, the Company did not consult with  De Joya, Griffiths and Company regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by De Joya, Griffiths and Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centor, Inc. a Nevada Corporation

Dated: April 5, 2013	By:	/s/ Bradley Wilson
/ Bradley Wilson, President and Director